UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) December 15, 2022

KIMCO REALTY CORPORATION
(Exact name of registrant as specified in its charter)

Maryland	1-10899	13-2744380
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
500 N. Broadway
Suite 201
Jericho, NY 11753
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (516) 869-9000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01 per share.	KIM	New York Stock Exchange
Depositary Shares, each representing one-thousandth of a share of 5.125% Class L Cumulative Redeemable, Preferred Stock, $1.00 par value per share.	KIMprL	New York Stock Exchange
Depositary Shares, each representing one-thousandth of a share of 5.250% Class M Cumulative Redeemable, Preferred Stock, $1.00 par value per share.	KIMprM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 15, 2022, Kimco Realty Corporation, a Maryland corporation (“Kimco”), filed with the State Department of Assessments and Taxation (the “SDAT”) articles supplementary (the “Articles Supplementary”) to its charter to reclassify all of the authorized but unissued shares of 6.000% Class I Cumulative Redeemable Preferred Stock, $1.00 par value per share, 5.625% Class K Cumulative Redeemable Preferred Stock, $1.00 par value per share, Class F Excess Preferred Stock, $1.00 par value per share, Class G Excess Preferred Stock, $1.00 par value per share, Class H Excess Preferred Stock, $1.00 par value per share, Class I Excess Preferred Stock, $1.00 par value per share, Class J Excess Preferred Stock, $1.00 par value per share, and Class K Excess Preferred Stock, $1.00 par value per share, as shares of our preferred stock without designation.  There has been no increase in the authorized shares of stock of Kimco effected by the Articles Supplementary. The foregoing description of the Articles Supplementary is qualified in its entirety by the full text of the Articles Supplementary, attached as Exhibit 3.1 hereto. The Articles Supplementary were effective upon filing with the SDAT.

Item 8.01	Other Events.

On December 15, 2022, Kimco issued a press release announcing that it intends to implement a corporate reorganization into a new holding company structure commonly referred to as an umbrella partnership real estate investment trust, or UPREIT (the “Reorganization”). As part of the Reorganization, New KRC Corp. (“New Kimco”), a Maryland corporation that currently is a wholly owned subsidiary of Kimco, will become the publicly traded parent company of Kimco and its subsidiaries. New Kimco will change its name to “Kimco Realty Corporation” and is expected to qualify as a REIT for federal income tax purposes, and Kimco will convert to a Delaware limited liability company (the “LLC Conversion”) called “Kimco Realty OP, LLC” (“Kimco OP”).

New Kimco will replace Kimco as the public holding company listed on the New York Stock Exchange (the “NYSE”) and, as of the Effective Time (as defined below), (i) New Kimco common stock will trade on the NYSE on an uninterrupted basis under the existing symbol “KIM” and will retain the CUSIP number of 49446R109, and (ii) New Kimco depositary shares, each representing one-thousandth of a share of 5.125% Class L Cumulative Redeemable Preferred Stock, $1.00 par value per share of Kimco (CUSIP number 49446R737) (“Class L Preferred Stock”), and New Kimco depositary shares, each representing one-thousandth of a share of 5.25% Class M Cumulative Redeemable Preferred Stock, $1.00 par value per share of Kimco (CUSIP number 49446R711) (“Class M Preferred Stock”), will also trade on the NYSE on an uninterrupted basis under their respective existing symbols,“KIMprL” and “KIMprM,” and will retain their respective existing CUSIP numbers.

Merger

The first step of the Reorganization will be effectuated pursuant to an Agreement and Plan of Merger (the “Merger Agreement”), dated December 15, 2022, among Kimco, New Kimco and KRC Merger Sub Corp. (“Merger Sub”), a Maryland corporation and wholly owned subsidiary of New Kimco. Pursuant to the Merger Agreement, Merger Sub will merge with and into Kimco, with Kimco continuing as the surviving corporation and a wholly owned subsidiary of New Kimco (the “Merger”). The Merger will be conducted pursuant to Section 3–106.2 of the Maryland General Corporation Law (the “MGCL”), which provides for the formation of a holding company (i.e., New Kimco) without a vote of the stockholders of the constituent corporation (i.e., Kimco). The Merger is expected to be effective as of January 1, 2023 (the “Effective Time”).

In accordance with the Merger Agreement, at the Effective Time, (i) each issued and outstanding share of common stock, par value $0.01 per share, of Kimco (“Common Stock”), Class L Preferred Stock and Class M Preferred Stock immediately prior to the Effective Time will be converted automatically into one corresponding share of common stock, par value $0.01 per share, of New Kimco (“New Kimco Common Stock”), one corresponding  share of 5.125% Class L Cumulative Redeemable Preferred Stock, par value $1.00 per share, of New Kimco (“New Kimco Class L Preferred Stock”) and one corresponding share of 5.25% Class M Cumulative Redeemable Preferred Stock, $1.00 par value per share, of New Kimco (“New Kimco Class M Preferred Stock”), respectively, having the same designations, rights, powers and preferences and the qualifications, limitations and restrictions as the corresponding security of Kimco, (ii) each share of common stock of Merger Sub issued and outstanding immediately prior to the Effective Time will be converted automatically into one corresponding share of Common Stock, (iii) each share of common stock of New Kimco issued and outstanding immediately prior to the Effective Time will be cancelled.  As a result, (a) each issued and outstanding depositary share representing one-thousandth of a share of Class L Preferred Stock will be deemed to represent one-thousandth of a share of New Kimco Class L Preferred Stock  and (b) each issued and outstanding depositary share representing one-thousandth of a share of Class M Preferred Stock  will be deemed to represent one-thousandth of a share of New Kimco Class M Preferred Stock. Accordingly, upon consummation of the Merger, Kimco’s stockholders immediately prior to the consummation of the Merger will become stockholders of New Kimco, and Kimco will become a wholly owned subsidiary of New Kimco. The conversion of stock will occur automatically without an exchange of stock certificates at the Effective Time. Accordingly, any certificates representing outstanding shares of Common Stock, Class L Preferred Stock and Class M Preferred Stock will be deemed to represent the same number and type of shares of New Kimco.

The Reorganization, including the Merger, was unanimously approved by Kimco’s board of directors. Stockholder approval of the Merger is not required under the MGCL, and the Merger will not give rise to statutory dissenters’ rights. The Merger is expected to qualify as a reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended, and Kimco stockholders are not expected to recognize gain or loss for federal income tax purposes as a result of the Reorganization.

In addition, in accordance with the Merger Agreement, New Kimco will, at the Effective Time, assume and continue all of Kimco’s equity incentive plans and agreements, and all outstanding equity awards of Kimco shall become corresponding outstanding equity awards of New Kimco.

The consolidated assets and liabilities of New Kimco immediately following the Merger will be identical to the consolidated assets and liabilities of Kimco immediately prior to the Merger, and the officers and directors of New Kimco immediately following the Merger will be identical to the officers and directors of Kimco immediately prior to the Merger. New Kimco will not hold any assets directly other than certain de minimis assets that may be held for certain administrative functions. None of the properties owned by Kimco or its subsidiaries or any interests therein have been or will be transferred as part of the Reorganization. All material indebtedness of Kimco immediately prior to the Merger is expected to remain indebtedness of Kimco after the Merger.

LLC Conversion

Promptly after the completion of the Merger, Kimco will effect the LLC Conversion. Following the LLC Conversion, New Kimco will be the sole manager, and will initially be the sole member, of Kimco OP, and the business of New Kimco will be conducted exclusively through Kimco OP. In the future, Kimco OP may, from time to time, issue membership interests to sellers of properties in exchange for a tax-deferred contribution of those properties. Such limited membership interests will generally entitle their holders to receive the same distributions as holders of shares of New Kimco Common Stock, and the holders of such interests will generally have the right to exchange the interests for cash or shares of New Kimco Common Stock, at New Kimco’s option. Kimco OP may also issue certain equity awards in the form of membership interests to directors, officers, employees and certain other service providers of New Kimco, which will also generally be convertible into cash or shares of New Kimco Common Stock in accordance with the terms of such award.

The foregoing description of the Merger Agreement is qualified in its entirety by reference to the Merger Agreement, filed as Exhibit 2.1 to this Current Report and incorporated by reference herein. Copies of the press release and Frequently Asked Questions about the Reorganization have been filed as Exhibits 99.1 and 99.2, respectively, to this Current Report, and are incorporated herein by reference.

Forward-Looking Statements

This Current Report on Form 8-K and the accompanying press release may contain “forward-looking” statements as defined in the Private Securities Litigation Reform Act of 1995. When Kimco uses words such as “may,” “will,” “intend,” “should,” “believe,” “expect,” “anticipate,” “project,” “estimate” or similar expressions that do not relate solely to historical matters, it is making forward-looking statements. Forward-looking statements, including, but not limited to, statements regarding Kimco’s ability to complete the Reorganization, the impacts of the Reorganization on Kimco’s financial condition, business operations, financial statements, outstanding securities, material indebtedness and Kimco’s ability to realize the expected benefits of Reorganization, are not guarantees of future performance and involve risks and uncertainties that may cause Kimco’s actual results to differ materially from Kimco’s expectations discussed in the forward-looking statements. This may be a result of various factors, including, but not limited to, those factors discussed in Kimco’s reports filed from time to time with the SEC. Moreover, other risks and uncertainties of which Kimco is not currently aware may also affect the forward-looking statements contained herein and may cause actual results and the timing of events to differ materially from those anticipated. The forward-looking statements made in this communication are made only as of the date hereof or as of the dates indicated in the forward-looking statements, even if they are subsequently made available by Kimco on its website or otherwise. Kimco undertakes no obligation to update or revise publicly any forward-looking statements, whether because of new information, future events or otherwise, or to update the reasons why actual results could differ from those projected in any forward-looking statements.

Item 9.01	Financial Statements and Exhibits.

(d)   Exhibits

Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated December 15, 2022, by and among Kimco, New Kimco and Merger Sub.*
3.1	Articles Supplementary of Kimco Realty Corporation, dated December 15, 2022.
99.1	Press release of Kimco Realty Corporation dated December 15, 2022.
99.2	Frequently Asked Questions About the Reorganization into an UPREIT Structure dated December 15, 2022.
104	Cover Page Interactive Data File (formatted as inline XBRL and contained in Exhibit 101).

*
Certain of the exhibits and schedules to this Exhibit have been omitted in accordance with Regulation S-K Item 601(b)(2). The Registrant agrees to furnish supplementally a copy of all omitted exhibits and schedules to the Securities and Exchange Commission upon its request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KIMCO REALTY CORPORATION

Date: December 15, 2022	By:	/s/ Glenn G. Cohen
		Name:	Glenn G. Cohen
		Title:	Executive Vice President, Chief Financial Officer and Treasurer